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                                                                    EXHIBIT 23.1


                      Consent of Independent Accountants
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2280 and No. 333-4652) of ADE Corporation of our report dated July 1, 1997 appearing on page F-2 of this Form 10-K.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Boston, Massachusetts
July 29, 1997